                                                     Exhibit 23

          Letterhead of Kenny S&P Evaluation Services
             (a division of J.J. Kenny Co., Inc.)

                       November 21, 1997

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

                 Re:  National Municipal Trust,
                      Post-Effective Amendment No. 3
                      Series 171

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-54219 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

          In addition, we hereby confirm that the ratings indi-cated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfo-lio are the ratings currently indicated in our KENNYBASE data-base as of the date of the evaluation report.

          You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.

                                Sincerely,

                                Frank A. Ciccotto
                                Frank A. Ciccotto
                                Vice President

                                                     Exhibit 23

          Letterhead of Kenny S&P Evaluation Services
             (a division of J.J. Kenny Co., Inc.)

                       November 21, 1997

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

                 Re:  National Municipal Trust,
                      Post-Effective Amendment No. 3
                      Multistate Series 65

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-53749 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indi-cated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfo-lio are the ratings currently indicated in our KENNYBASE data-base as of the date of the evaluation report.

          You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.

                                Sincerely,

                                Frank A. Ciccotto
                                Frank A. Ciccotto
                                Vice President